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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: June 30, 2017

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC VALUE FUND

SEMI-ANNUAL REPORT

December 31, 2016
(Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Value Fund	4
Letter to Shareholders	5
Portfolio Information	15
Schedules of Investments
Hussman Strategic Growth Fund	18
Hussman Strategic Total Return Fund	25
Hussman Strategic International Fund	28
Hussman Strategic Value Fund	34
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	44
Hussman Strategic Total Return Fund	45
Hussman Strategic International Fund	46
Hussman Strategic Value Fund	47
Financial Highlights
Hussman Strategic Growth Fund	48
Hussman Strategic Total Return Fund	49
Hussman Strategic International Fund	50
Hussman Strategic Value Fund	51
Notes to Financial Statements	52
About Your Funds’ Expenses	76
Other Information	78

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in

Hussman Strategic Growth Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(11.49%)	(9.47%)	(9.55%)	(5.17%)	1.35%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	4.65%

(a)

Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 is an index of large capitalization stocks. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2017 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.13% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 1.10% to 1.13% effective November 1, 2016. The gross expense ratio as disclosed in the November 1, 2016 prospectus was 1.20%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	8.03%	3.54%	0.56%	3.79%	4.76%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	4.34%	4.28%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2017 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.73% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 0.70% to 0.73% effective November 1, 2016. The gross expense ratio as disclosed in the November 1, 2016 prospectus was 0.81%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(0.56%)	(2.82%)	(1.57%)	(1.05%)
MSCI EAFE Index	1.00%	(1.60%)	6.53%	3.81%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2016, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2017 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. The expense ratio as disclosed in the November 1, 2016 prospectus was 2.04%.

3

HUSSMAN STRATEGIC VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	3 Years	Since Inception(b)
Hussman Strategic Value Fund(c)(d)	2.37%	(2.10%)	0.25%
S&P 500 Index	11.96%	8.87%	13.39%

(a)

Hussman Strategic Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2017 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2016 prospectus was 4.75%.

4

The Hussman Funds
Letter to Shareholders	February 17, 2017

Dear Shareholder,

The Hussman Funds continue to pursue a historically-informed, value-conscious, risk-managed investment discipline focused on the complete market cycle. That has never been an easy task at speculative extremes, and the intentional distortion of the financial markets by the Federal Reserve earlier in this cycle certainly added to that discomfort in recent years. By September 18, 2014, the Standard & Poor’s 500 Index had achieved over 90% of the total return of the recent bull market advance, measured from the March 9, 2009 low to the present (February 17, 2017). I continue to view the period since late-2014 as the extended top-formation of one of the most extreme speculative episodes on record, now eclipsing the 1929 peak, and approaching valuation extremes previously seen only in March 2000. By 2016, equity valuations had already reached levels that we associate with steep downside risk over the completion of the current market cycle. Those risks have been amplified following the U.S. election, as hopes for pro-business policy changes have prompted what we view as a final speculative “blowoff.”

We share little of Wall Street’s economic enthusiasm here because the fundamental historical precursors for rapid, sustained economic growth are wholly absent. To the contrary, we estimate substantial downside risks to both U.S. economic activity and to U.S. corporate profits. Corporate profit margins are already near record levels, while wages and salaries as a share of U.S. Gross Domestic Product remain near record lows, despite tightening employment conditions. Meanwhile, effective corporate tax burdens (taxes actually paid, as a fraction of pre-tax earnings) are already near record lows, while the debt levels of nonfinancial corporations are at historic highs relative to revenues, leaving debt servicing costs vulnerable to any normalization of interest rates. With respect to the two central drivers of economic growth, employment growth and productivity (output/worker), the available slack for rapid growth in this economic cycle is already behind us. Labor market and demographic factors presently constrain likely U.S. employment growth to about 0.4% annually in the coming years, while productivity growth is crawling at about 0.5% annually. The primary driver of productivity growth is U.S. gross domestic investment, but increased investment must be financed by increases in aggregate savings, and substantial trade and fiscal deficits already pose substantial headwinds to that growth. All of these conditions can change over the economic cycle, but at present, we see enthusiasm for anything more than short-lived economic strength as misplaced.

If there is any point in U.S. stock market history, next to the market peaks of 1929 and 2000, where the speculative euphoria of investors will be bewildering to future generations, now is likely that moment. Across every effective, value-conscious, historically-informed classification method we use, the estimated downside risk of the stock market overwhelms its upside potential. I believe the equity market now faces the likelihood of deeper losses over the completion of this cycle than any other in history,

5

The Hussman Funds
Letter to Shareholders (continued)

save for the collapse that followed the 1929 peak. At every speculative peak, backward-looking charts of the financial markets seduce investors to believe that the upward trend can be extrapolated indefinitely, and that downside risk has been eliminated. Those same charts look notoriously different once the market cycle is complete.

The chart below shows the ratio of nonfinancial market capitalization to corporate gross value-added (MarketCap/GVA), which we find to be more strongly correlated with actual subsequent market returns across history, and even in recent market cycles, than any other valuation measure we have examined across history. These alternatives include price/earnings, price/forward operating earnings, the Fed Model, Tobin’s Q, and Robert Shiller’s cyclically-adjusted P/E, among others. I introduced this measure in 2015 as a better-performing and apples-to-apples refinement of market capitalization/GDP, which Warren Buffett discussed in 2001 as “probably the best single measure of where valuations stand at any given moment.” The chart shows valuations on an inverted log scale (blue line, left scale) along with the actual subsequent S&P 500 average annual nominal total return over the following 12-year period (red line, right scale). The current level is shown by the green arrow.

6

The Hussman Funds
Letter to Shareholders (continued)

It is an iron law of securities valuation that the higher the price investors pay for a given stream of future cash flows, the lower the long-term return they can expect from that investment. With the most reliable measures of market valuation we identify approaching their 2000 extremes (we estimate that valuations have already eclipsed the 1929 extreme), we presently estimate nominal total returns for the S&P 500 Index averaging less than 1% annually over the coming 12-year period. All of that gain is likely to come from dividends, leaving the S&P 500 Index itself lower in 2029 than it is today. This should not be a terribly surprising statement. The S&P 500 did not durably break its March 24, 2000 high of 1,527.46 until March 5, 2013. I expect that the completion of the current cycle will not only revisit that level on the S&P 500, but that will likely wipe out the entire total return of the S&P 500 since 2000. Those are the long-term consequences of extreme overvaluation, and they have been throughout history.

Our estimates of interim market losses over the completion of the present market cycle are also as negative (and seemingly preposterous) as those that we accurately projected at the 2000 and 2007 peaks. The most reliable measures of valuation we identify are now between 2.3 and 2.6 times their historical norms. No market cycle in history, not even in recent decades, has ended without bringing those measures within 20-40% of those norms (and usually below them). This implies that even a run-of-the-mill completion to the present market cycle can be expected to take the S&P 500 between -40% and -60% lower, even without breaking below historical valuation norms.

Remember that the S&P 500 registered negative total returns for a buy-and-hold strategy during the nearly 12-year period from March 2000 until November 2011. I expect a similar consequence to emerge from current extremes. While investors seem eager to lock themselves into passive strategies that have performed well in the rear-view mirror of this extended climb to obscene valuations, I expect the greatest asset to investors in the coming decade will be adherence to a flexible approach that reduces risk in response to extreme valuation and divergent market action, and embraces risk in response to material retreats in valuation that are coupled with early improvements in the uniformity of market action.

On stock-selection and performance-chasing

During the extended top-formation of this cycle, which we view as beginning in late-2014, many value-oriented stock-selection approaches we track, including those we’ve found most effective over time and implement in the Hussman Funds, have moderately lagged the capitalization-weighted indices. The broad tendency for active portfolios to lag the major indices has encouraged a clear shift among

7

The Hussman Funds
Letter to Shareholders (continued)

investors toward passive investment strategies. This pattern has also been challenging for hedge funds and hedged-equity strategies, which hedge diversified long portfolios with short positions in the major indices. We saw the same kind of divergence during the 2000 top formation, and approaching the 2007 peak, when I observed that the performance of value-oriented stock selection strategies tends to be least impressive just when the market itself is approaching a long period of dull and often negative returns. In general, active strategies compare poorly with their passive peers when the passive indices themselves are at bull market highs. The pattern then tends to reverse in declining markets.

Investors and even financial professionals rarely recognize asset bubbles while they are in progress. As the price of a financial asset rises, investors have an increasing tendency to use the past returns and the past trajectory of the asset as the basis for their future return expectations. The more extended the advance, and the higher valuations become, the more stable and promising the investment can appear to be, when judged through the rear-view mirror. That extrapolation was at the root of the tech bubble that ended in 2000, and the mortgage bubble that ended in 2007. It is also at the root of the very mature bubble that has again been established today. In my view, the exodus of investors from flexible investment disciplines to passive investing and indexing, at valuations that are among the most offensive in history, is a symptom of a performance-chasing mentality dressed in the clothing of prudence.

Lessons from a challenging half-cycle

Having anticipated both the 2000-2002 and 2007-2009 market collapses, with a constructive turn in-between, we entered the current market cycle having admirably demonstrated the merits of a historically-informed, value-conscious, risk-managed, full-cycle investment discipline. Our experience in the speculative half-cycle since 2009 has stood in sharp contrast to that record. In my view, it is impossible to appreciate present market risks without recognizing the difference between present conditions and those that prevailed during most of the period from 2009 through 2014.

As I’ve previously noted, our own difficulty in the recent half-cycle followed my insistence in early 2009, after a market collapse that we fully anticipated, to stress-test our methods against Depression-era data. The resulting methods improved the robustness of our discipline to Depression-like outcomes, but they also captured a historical regularity that turned out to be our Achilles Heel in the face of the Federal Reserve’s zero interest rate policy. In prior market cycles across history, the emergence of extreme “overvalued, overbought, overbullish” conditions were regularly accompanied or quickly followed by a shift toward risk-aversion among

8

The Hussman Funds
Letter to Shareholders (continued)

investors (which we infer from the uniformity of market action across a wide range of securities and security types). Because of that overlap, these “overvalued, overbought, overbullish” syndromes, in and of themselves, could historically be taken as reliable warnings of likely air-pockets, panics, or crashes.

Unfortunately, the Federal Reserve’s zero interest rate policies disrupted that overlap. With the relentless encouragement of the Fed, investors came to believe that there was no alternative to speculating in stocks, and even obscene valuations and overextended conditions were followed by further speculation. In the face of zero interest rates, it was necessary to wait until market internals deteriorated explicitly before adopting a hard-negative market outlook. We implemented that restriction to our approach in 2014.

While that adaptation could have substantially postponed our shift to a durably negative outlook in the recent half-cycle, even our adapted methods have been defensive since late-2014. This makes it tempting to infer that nothing has changed. However, one should distinguish between defensive action taken in the presence of counteracting factors (zero-interest rate policy of an easing Fed, uniformly favorable market internals) and the identical action once those factors are removed. It would take only a modest correction to wipe out the gain in the S&P 500 Index since late-2014. Our expectation is that far deeper market losses are ahead.

Without my 2009 insistence on stress-testing our methods against Depression-era data, and the inadvertent challenges that resulted, I can’t imagine that anyone would view our increasing concerns since late-2014 as unreasonable; particularly in the face of one of the most offensive speculative extremes in history. Our current defensiveness is driven by the same causes and conditions that allowed us to correctly anticipate the 2000-2002 and 2007-2009 collapses. Interest rates have moved off the zero bound, and we observe market conditions that rank among the most overvalued, overbought, and overbullish in history, in an environment where our key measures of market internals lack the uniformity that was evident during the majority of the period from 2009 through late-2014. All of that opens the prospect for enormous market losses as the remainder of this cycle runs its course.

Fund Performance

Strategic Growth Fund

For the year ended December 31, 2016, the total return of Strategic Growth Fund was -11.49%, attributable both to a modest lag in the performance in the Fund’s holdings relative to the capitalization-weighted indices it uses to hedge, and

9

The Hussman Funds
Letter to Shareholders (continued)

to decay in the time-value of index put options held by the Fund. While the S&P 500 hovered close to its late-2014 highs during much of 2016, post-election enthusiasm brought the Index to a total return of 11.96% by year-end.

Strategic Total Return Fund

For the year ended December 31, 2016, the total return of Strategic Total Return Fund was 8.03%, compared with a total return of 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 1-5 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 1%-5% on the basis of bond price fluctuations). During 2016, the yield on 10-year U.S. Treasury bonds increased from 2.27% to 2.44%, resulting in a relatively flat total return in bonds. The primary driver of the Fund’s investment returns during this period was a modest exposure to precious metals shares, which generally ranged between 0-15% of Fund assets.

Strategic International Fund

For the year ended December 31, 2016, the total return of Strategic International Fund was -0.56%, compared with a total return of 1.00% in the MSCI EAFE Index. The Fund remained fully-hedged during the year, holding a broadly diversified portfolio of international equities, hedged with an offsetting short position of equal size in the MSCI EAFE Index.

Strategic Value Fund

For the year ended December 31, 2016, the total return of Strategic Value Fund was 2.37%. The Fund remained fully-hedged during the year. The Fund held a portfolio strongly focused on equities viewed by the Advisor as undervalued relative to the capitalization-weighted indices, on the basis of anticipated future cash flows, hedged with an offsetting short position of equal size in the S&P 500 Index.

Portfolio Composition

As of December 31, 2016, Strategic Growth Fund had net assets of $451,090,782, and held 106 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (36.5%), consumer discretionary (22.9%), health care (16.4%), industrials (13.1%), and utilities (4.8%). The smallest sector weights were materials (2.5%), financials (2.1%), consumer staples (1.2%), and energy (1.2%).

10

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2016 were valued at $454,226,070. Against these stock positions, the Fund also held 1,200 option combinations (long put option/short call option) on the S&P 500 Index, 1,000 option combinations on the Russell 2000 Index and 100 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 30, 2016, the S&P 500 Index closed at 2,238.83, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,357.13 and 4,863.62, respectively. The Fund’s total hedge therefore represented a short position of $453,008,810, thereby hedging 99.7% of the dollar value of the Fund’s investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $3 million during the six months ended December 31, 2016: MasTec, II-VI, Cirrus Logic, and Braskem S.A. - ADR. The only holding with a loss in excess of $2 million during this same period was Barrick Gold.

As of December 31, 2016, Strategic Total Return Fund had net assets of $403,354,581. Treasury notes, Treasury bills, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 89.3% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 4.2%, 6.3% and 0.2% of net assets, respectively.

In Strategic Total Return Fund, during the six months ended December 31, 2016, the Fund did not recognize any portfolio gains in excess of $1 million. Holdings with losses in excess of $1 million during this same period were Goldcorp, Randgold Resources, Agnico Eagle Mines, U.S. Treasury Note (1.50%, due 8/15/2026), Newmont Mining, Barrick Gold, and U.S. Treasury Note (1.625%, due 5/15/2026).

As of December 31, 2016, Strategic International Fund had net assets of $32,711,358 and held 68 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (22.8%), information technology (16.3%), industrials (12.2%), financials (12.0%), health care (8.3%), utilities (4.8%), and consumer staples (4.5%). The smallest sector weights were energy (3.1%), materials (2.1%), telecommunication services (1.5%), and real estate (1.4%). Investment in shares of money market funds accounted for 3.2% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2016 were valued at $29,113,963. In order to hedge the impact of general market fluctuations, as of December 31, 2016, Strategic International Fund was short 340 futures on the Mini MSCI EAFE Index. The notional value of this hedge

11

The Hussman Funds
Letter to Shareholders (continued)

was $28,410,400, hedging 97.6% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2016. Individual equity holdings having portfolio gains in excess of $100,000 during the six months ended December 31, 2016 included Electrocomponents PLC, Sumitomo Heavy Industries, and Neopost S.A. Holdings with portfolio losses in excess of $100,000 during this same period included Enagas S.A., CyberAgent, Sawai Pharmaceutical, Great-West Lifeco, Asahi, and Digital Garage.

As of December 31, 2016, Strategic Value Fund had net assets of $7,193,003 and held 63 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (40.3%), information technology (18.0%), industrials (13.7%), consumer staples (7.6%), health care (6.9%), and financials (6.6%). The smallest sector weights were energy (2.4%) and materials (1.9%).

Strategic Value Fund’s holdings of individual stocks as of December 31, 2016 were valued at $7,002,983. Against these stock positions, the Fund also held 30 option combinations (long put option/short call option) on the S&P 500. The notional value of this hedge was $6,716,490, hedging 95.9% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

In Strategic Value Fund, during the six months ended December 31, 2016, portfolio gains in excess of $50,000 were achieved in Winnebago Industries and Best Buy. There were no portfolio losses in excess of $50,000 during this same period.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com

Current Strategy and Outlook

With the most reliable measures of equity market valuation we identify approaching the extreme we observed in 2000, and already beyond every prior extreme in history, we continue to estimate 10-12 year prospective total returns for the S&P 500 close to

12

The Hussman Funds
Letter to Shareholders (continued)

zero, with negative real returns on both horizons, and the likelihood of interim market losses of 40-60% over the completion of the current market cycle. Still, it is essential to emphasize that we do not require losses of that magnitude as a precondition for adopting a constructive or aggressive market outlook. Rather, our investment stance at every point in time is driven by the combination of market conditions we observe, and we will respond to changes in those conditions over time. The strongest opportunities to embrace market risk emerge when a material retreat in valuations is joined by an early improvement in market action. Even in a market that remains above long-term valuation norms, a constructive outlook often requires little more than favorable market action coupled with an absence of extremely overextended conditions (as defined by offensive valuations, exaggerated price trends, and lopsided bullish investor sentiment). I have little question that those opportunities will emerge over the completion of the present market cycle.

As for other markets, it is important to remember that international stock markets typically become highly correlated with the U.S. market in periods when U.S. stocks are declining. Despite generally less offensive valuations abroad, we continue to expect that the best opportunity for unhedged positions in international equities will be after the steep downside risks for U.S. stocks abate to some extent. We have similarly mixed views toward the U.S. bond market. While credit strains or economic weakness would be permissive for lower bond yields and positive total returns in long-term bond portfolios, the relatively low level of yields provides less scope for a sustained decline in yields than we would prefer. Accordingly, we remain willing to adopt greater exposure to bonds in the event that economic strains emerge, but our preference remains to extend our portfolio exposure in response to material increases in yields. With regard to precious metals shares, we expect some amount of upward pressure on inflation in the coming months, with inflation approaching 3% year-over-year on the Consumer Price Index. While that outcome could benefit precious metals shares, the outlook would improve further in the event of economic weakness, as we would then expect weakness in the U.S. dollar to provide an additional tailwind for the precious metals sector.

Suffice it to say that our most pointed views remain associated with the equity market. Still, our investment outlook at each point in time is driven less by forecasts than by an evaluation of prevailing market conditions and the associated market return/risk profiles that we estimate in response. There are certainly many things we would like to have done differently during the advancing half-cycle since 2009, primarily during the period up to late-2014. Still, given current valuation extremes, and the flexibility to shift our investment stance in response to changing market

13

The Hussman Funds
Letter to Shareholders (continued)

conditions, I continue to believe that diligent adherence to a historically-informed, value-conscious, risk-managed, full-cycle investment discipline will be an effective tool to navigate the completion of the present market cycle and those that follow.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

14

Hussman Strategic Growth Fund Portfolio Information
December 31, 2016 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2016 (Unaudited)

Asset Allocation (% of Net Assets)

15

Hussman Strategic International Fund Portfolio Information
December 31, 2016 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

16

Hussman Strategic Value Fund Portfolio Information
December 31, 2016 (Unaudited)

Sector Allocation (% of Common Stocks)

17

Hussman Strategic Growth Fund Portfolio Information
December 31, 2016 (Unaudited)

COMMON STOCKS — 100.7%	Shares	Value
Consumer Discretionary — 22.9%
Automobiles — 1.1%
Thor Industries, Inc.	50,000	$5,002,500

Hotels, Restaurants & Leisure — 1.8%
ILG, Inc.	100,000	1,817,000
Panera Bread Co. - Class A (a)	10,000	2,050,900
Wynn Resorts Ltd.	50,000	4,325,500
		8,193,400
Household Durables — 1.7%
Garmin Ltd.	50,000	2,424,500
Tupperware Brands Corp.	100,000	5,262,000
		7,686,500
Leisure Products — 2.8%
Mattel, Inc.	450,000	12,397,500

Media — 2.2%
Regal Entertainment Group - Class A	50,000	1,030,000
Scripps Networks Interactive, Inc. - Class A	75,000	5,352,750
Viacom, Inc. - Class B	100,000	3,510,000
		9,892,750
Multiline Retail — 2.2%
Dollar Tree, Inc. (a)	50,000	3,859,000
Kohl's Corp.	125,000	6,172,500
		10,031,500
Specialty Retail — 9.4%
Aaron's, Inc.	100,000	3,199,000
Dick's Sporting Goods, Inc.	125,000	6,637,500
Finish Line, Inc. (The) - Class A	250,000	4,702,500
Five Below, Inc. (a)	150,000	5,994,000
Hibbett Sports, Inc. (a)	125,000	4,662,500
Ross Stores, Inc.	100,000	6,560,000
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	25,000	6,373,500
Urban Outfitters, Inc. (a)	150,000	4,272,000
		42,401,000
Textiles, Apparel & Luxury Goods — 1.7%
Coach, Inc.	75,000	2,626,500
Deckers Outdoor Corp. (a)	50,000	2,769,500
Michael Kors Holdings Ltd. (a)	50,000	2,149,000
		7,545,000

18

Hussman Strategic Growth Fund Portfolio Information (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Consumer Staples — 1.2%
Food & Staples Retailing — 1.2%
Sprouts Farmers Market, Inc. (a)	150,000	$2,838,000
United Natural Foods, Inc. (a)	50,000	2,386,000
		5,224,000
Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Boardwalk Pipeline Partners, L.P.	32,000	555,520
Cosan Ltd. - Class A	300,000	2,253,000
Southwestern Energy Co. (a)	250,000	2,705,000
		5,513,520
Financials — 2.1%
Consumer Finance — 0.2%
Green Dot Corp. - Class A (a)	43,000	1,012,650

Insurance — 1.9%
Aflac, Inc.	125,000	8,700,000

Health Care — 16.4%
Biotechnology — 1.4%
Five Prime Therapeutics, Inc. (a)	115,000	5,762,650
MiMedx Group, Inc. (a)	70,000	620,200
		6,382,850
Health Care Equipment & Supplies — 10.0%
Align Technology, Inc. (a)	50,000	4,806,500
Baxter International, Inc.	200,000	8,868,000
Cardiovascular Systems, Inc. (a)	117,000	2,832,570
Danaher Corp.	30,000	2,335,200
Intuitive Surgical, Inc. (a)	10,000	6,341,700
Masimo Corp. (a)	102,000	6,874,800
Medtronic plc	125,000	8,903,750
Spectranetics Corp. (The) (a)	140,000	3,430,000
Varian Medical Systems, Inc. (a)	10,000	897,800
		45,290,320
Health Care Providers & Services — 4.4%
HCA Holdings, Inc. (a)	50,000	3,701,000
Quest Diagnostics, Inc.	100,000	9,190,000
WellCare Health Plans, Inc. (a)	50,000	6,854,000
		19,745,000
Pharmaceuticals — 0.6%
Depomed, Inc. (a)	150,000	2,703,000

19

Hussman Strategic Growth Fund Portfolio Information (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Industrials — 13.1%
Aerospace & Defense — 1.1%
BWX Technologies, Inc.	125,000	$4,962,500

Air Freight & Logistics — 1.8%
C.H. Robinson Worldwide, Inc.	75,000	5,494,500
Expeditors International of Washington, Inc.	50,000	2,648,000
		8,142,500
Airlines — 0.9%
Ryanair Holdings plc - ADR (a)	51,000	4,246,260

Commercial Services & Supplies — 1.9%
Cintas Corp.	25,000	2,889,000
Copart, Inc. (a)	100,000	5,541,000
		8,430,000
Construction & Engineering — 1.3%
MasTec, Inc. (a)	150,000	5,737,500

Electrical Equipment — 1.4%
Generac Holdings, Inc. (a)	150,000	6,111,000

Industrial Conglomerates — 0.5%
Siemens AG - ADR	20,000	2,448,400

Machinery — 2.9%
Donaldson Co., Inc.	150,000	6,312,000
Trinity Industries, Inc.	150,000	4,164,000
Xylem, Inc.	50,000	2,476,000
		12,952,000
Road & Rail — 0.8%
Swift Transportation Co. (a)	150,000	3,654,000

Trading Companies & Distributors — 0.5%
MSC Industrial Direct Co., Inc. - Class A	25,000	2,309,750

Information Technology — 36.5%
Communications Equipment — 2.1%
ADTRAN, Inc.	100,000	2,235,000
Cisco Systems, Inc.	100,000	3,022,000
Finisar Corp. (a)	50,000	1,513,500
Ubiquiti Networks, Inc. (a)	50,000	2,890,000
		9,660,500

20

Hussman Strategic Growth Fund Portfolio Information (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Information Technology — 36.5% (continued)
Electronic Equipment, Instruments & Components — 9.9%
Arrow Electronics, Inc. (a)	25,000	$1,782,500
AU Optronics Corp. - ADR	100,000	354,000
Corning, Inc.	350,000	8,494,500
Dolby Laboratories, Inc. - Class A	100,000	4,519,000
FLIR Systems, Inc.	66,000	2,388,540
II-VI, Inc. (a)	150,000	4,447,500
Orbotech Ltd. (a)	200,000	6,682,000
Plexus Corp. (a)	50,000	2,702,000
Sanmina Corp. (a)	150,000	5,497,500
Tech Data Corp. (a)	50,000	4,234,000
TTM Technologies, Inc. (a)	250,000	3,407,500
		44,509,040
Internet Software & Services — 2.1%
Pandora Media, Inc. (a)	150,000	1,956,000
Shutterstock, Inc. (a)	75,000	3,564,000
Yelp, Inc. (a)	100,000	3,813,000
		9,333,000
IT Services — 4.2%
Accenture plc - Class A	25,000	2,928,250
CSG Systems International, Inc.	75,000	3,630,000
International Business Machines Corp.	50,000	8,299,500
Visa, Inc. - Class A	50,000	3,901,000
		18,758,750
Semiconductors & Semiconductor Equipment — 8.4%
Amkor Technology, Inc. (a)	300,000	3,165,000
Cirrus Logic, Inc. (a)	75,000	4,240,500
KLA-Tencor Corp.	100,000	7,868,000
Lam Research Corp.	50,000	5,286,500
Marvell Technology Group Ltd.	200,000	2,774,000
QUALCOMM, Inc.	125,000	8,150,000
Texas Instruments, Inc.	25,000	1,824,250
Xilinx, Inc.	75,000	4,527,750
		37,836,000
Software — 7.6%
Cadence Design Systems, Inc. (a)	100,000	2,522,000
Citrix Systems, Inc. (a)	75,000	6,698,250
Ebix, Inc.	100,000	5,705,000
Microsoft Corp.	150,000	9,321,000
TiVo Corp. (a)	200,000	4,180,000

21

Hussman Strategic Growth Fund Portfolio Information (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 100.7% (continued)	Shares	Value
Information Technology — 36.5% (continued)
Software — 7.6% (continued)
VMware, Inc. - Class A (a)	75,000	$5,904,750
		34,331,000
Technology Hardware, Storage & Peripherals — 2.2%
3D Systems Corp. (a)	275,000	3,654,750
HP, Inc.	200,000	2,968,000
NetApp, Inc.	100,000	3,527,000
		10,149,750
Materials — 2.5%
Chemicals — 2.1%
Braskem S.A. - ADR	378,000	8,017,380
FMC Corp.	25,000	1,414,000
		9,431,380
Metals & Mining — 0.4%
Barrick Gold Corp.	50,000	799,000
Newmont Mining Corp.	25,000	851,750
		1,650,750
Utilities — 4.8%
Electric Utilities — 1.4%
American Electric Power Co., Inc.	100,000	6,296,000

Independent Power and Renewable Electricity Producers — 2.4%
AES Corp.	150,000	1,743,000
Ormat Technologies, Inc.	175,000	9,383,500
		11,126,500
Multi-Utilities — 1.0%
Nisource, Inc.	200,000	4,428,000

Total Common Stocks (Cost $417,293,530)		$454,226,070

PUT OPTION CONTRACTS — 2.1%	Contracts	Value
Nasdaq 100 Index Option, 02/17/2017 at $4,850	100	$1,085,600
Russell 2000 Index Option, 02/17/2017 at $1,350	1,000	3,370,000
S&P 500 Index Option, 02/17/2017 at $2,240	1,200	4,980,000
Total Put Option Contracts (Cost $7,488,374)		$9,435,600

Total Investments at Value — 102.8% (Cost $424,781,904)		$463,661,670

22

Hussman Strategic Growth Fund Portfolio Information (continued)
December 31, 2016 (Unaudited)

MONEY MARKET FUNDS — 51.6%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.30% (b)	70,396,070	$70,396,070
First American Treasury Obligations Fund - Class Y, 0.13% (b)	162,232,612	162,232,612
Total Money Market Funds (Cost $232,628,682)		$232,628,682

Total Investments and Money Market Funds at Value — 154.4% (Cost $657,410,586)		$696,290,352

Written Call Option Contracts — (53.4%)		(240,718,000)

Liabilities in Excess of Other Assets — (1.0%)		(4,481,570)

Net Assets — 100.0%		$451,090,782

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2016.

See accompanying notes to financial statements.

23

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2016 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
03/17/2017 at $2,100	100	$27,577,000	$27,346,155
Russell 2000 Index Option,
03/17/2017 at $700	1,000	65,433,000	65,896,580
S&P 500 Index Option,
03/17/2017 at $1,000	1,200	147,708,000	143,158,391
Total Written Call Option Contracts		$240,718,000	$236,401,126

See accompanying notes to financial statements.

24

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2016 (Unaudited)

COMMON STOCKS — 6.5%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy, L.P.	1,000	$49,800
ONEOK Partners, L.P.	1,000	43,010
Williams Partners, L.P.	866	32,934
		125,744
Materials — 6.3%
Metals & Mining — 6.3%
Agnico Eagle Mines Ltd.	75,000	3,150,000
AngloGold Ashanti Ltd. - ADR (b)	175,000	1,839,250
Barrick Gold Corp.	400,000	6,392,000
Coeur Mining, Inc. (b)	100,000	909,000
Compañía de Minas Buenaventura S.A. - ADR	25,000	282,000
Goldcorp, Inc.	200,000	2,720,000
Newmont Mining Corp.	200,000	6,814,000
Pan American Silver Corp.	5,000	75,350
Randgold Resources Ltd. - ADR	30,000	2,290,200
Royal Gold, Inc.	5,000	316,750
Sibanye Gold Ltd. - ADR	25,000	176,500
Silver Wheaton Corp.	5,000	96,600
Stillwater Mining Co. (b)	5,000	80,550
		25,142,200
Utilities — 0.2%
Electric Utilities — 0.1%
American Electric Power Co., Inc.	1,000	62,960
Duke Energy Corp.	333	25,847
Edison International	1,000	71,990
Entergy Corp.	1,000	73,470
Exelon Corp.	1,000	35,490
FirstEnergy Corp.	1,000	30,970
NextEra Energy, Inc.	1,000	119,460
Pinnacle West Capital Corp.	1,000	78,030
PPL Corp.	1,000	34,050
		532,267
Multi-Utilities — 0.1%
Ameren Corp.	1,000	52,460
Dominion Resources, Inc.	1,000	76,590
DTE Energy Co.	1,000	98,510
PG&E Corp.	1,000	60,770
Public Service Enterprise Group, Inc.	1,000	43,880

25

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 6.5% (continued)	Shares	Value
Utilities — 0.2% (continued)
Multi-Utilities — 0.1% (continued)
SCANA Corp.	1,000	$73,280
		405,490

Total Common Stocks (Cost $24,142,326)		$26,205,701

U.S. TREASURY OBLIGATIONS — 81.6%	Par Value	Value
U.S. Treasury Bills (c) — 24.8%
0.41%, due 03/30/2017	$100,000,000	$99,882,000

U.S. Treasury Inflation-Protected Notes — 3.4%
2.50%, due 01/15/2029	11,258,500	13,594,875

U.S. Treasury Notes — 53.4%
0.75%, due 10/31/2018	50,000,000	49,647,450
1.625%, due 05/15/2026	50,000,000	46,633,800
1.50%, due 08/15/2026	25,000,000	22,994,150
2.00%, due 11/15/2026	100,000,000	96,228,500
		215,503,900

Total U.S. Treasury Obligations (Cost $330,918,258)		$328,980,775

EXCHANGE-TRADED FUNDS — 4.2%	Shares	Value
CurrencyShares British Pound Sterling Trust (b)	50,000	$6,013,000
CurrencyShares Euro Trust (b)	50,000	5,113,000
CurrencyShares Japanese Yen Trust (b)	1,000	82,520
CurrencyShares Swedish Krona Trust (b)	10,000	1,063,426
CurrencyShares Swiss Franc Trust (b)	15,000	1,405,950
iShares 1-3 Year International Treasury Bond ETF (b)	1,000	77,010
iShares Gold Trust (b)	25,000	277,000
iShares International Treasury Bond ETF	1,000	89,820
SPDR Bloomberg Barclays International Treasury Bond ETF (b)	2,000	51,960
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF (b)	1,000	29,271
SPDR Citi International Government Inflation-Protected Bond ETF (b)	1,000	52,020
SPDR Gold Shares (b)	5,000	548,050
United States Natural Gas Fund, L.P. (b)	100,000	934,000

26

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

EXCHANGE-TRADED FUNDS — 4.2% (continued)	Shares	Value
United States Oil Fund, L.P. (b)	100,000	$1,172,000
Total Exchange-Traded Funds (Cost $16,993,246)		$16,909,027

Total Investments at Value — 92.3% (Cost $372,053,831)		$372,095,503

MONEY MARKET FUNDS — 7.7%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.30% (d)	9,323,800	$9,323,800
First American Treasury Obligations Fund - Class Y, 0.13% (d)	21,785,533	21,785,533
Total Money Market Funds (Cost $31,109,333)		$31,109,333

Total Investments and Money Market Funds at Value — 100.0%
(Cost $403,163,164)		$403,204,836

Other Assets in Excess of Liabilities — 0.0% (a)		149,745

Net Assets — 100.0%		$403,354,581

ADR - American Depositary Receipt

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of December 31, 2016.

See accompanying notes to financial statements.

27

Hussman Strategic International Fund Schedule of Investments
December 31, 2016 (Unaudited)

COMMON STOCKS — 89.0%	Shares	Value
Australia — 5.8%
AUB Group Ltd.	681	$5,160
JB Hi-Fi Ltd. (a)	23,000	464,858
Myer Holdings Ltd. (a)	500,000	497,026
SEEK Ltd. (a)	45,000	481,927
SKY Network Television Ltd. (a)	145,000	462,846
		1,911,817
Austria — 0.4%
Palfinger AG	4,000	120,408

Belgium — 1.3%
EVS Broadcast Equipment S.A.	12,720	444,484

Canada — 13.6%
Canadian Western Bank Group	25,000	564,856
CGI Group, Inc. - Class A (b)	12,000	575,863
IGM Financial, Inc.	18,000	512,057
Industrial Alliance Insurance and Financial Services, Inc.	11,000	437,356
Jean Coutu Group (PJC), Inc. (The) - Class A	30,000	467,375
Power Corp. of Canada	23,000	514,700
Royal Bank of Canada	8,500	575,204
SNC-Lavalin Group, Inc.	11,000	473,399
WestJet Airlines Ltd.	20,000	343,158
		4,463,968
Finland — 1.8%
Sponda Oyj (a)	100,000	459,590
Tikkurila Oyj (a)	7,200	142,216
		601,806
France — 5.9%
Capgemini S.A. (a)	4,300	362,227
Edenred (a)	23,000	455,356
Elecnor S.A.	2,163	20,444
IPSOS	15,000	471,187
Neopost S.A. (a)	20,000	624,554
		1,933,768
Germany — 6.1%
BayWa AG (a)	6,195	200,591
SAP SE - ADR	7,000	605,010
SHW AG (a)	9,000	308,752
Software AG (a)	10,000	362,390

28

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 89.0% (continued)	Shares	Value
Germany — 6.1% (continued)
STADA Arzneimittel AG (a)	10,000	$516,555
		1,993,298
Japan — 23.9%
Asahi Co. Ltd. (a)	35,000	384,402
CyberAgent, Inc. (a)	20,000	492,392
Daiwabo Holdings Co. Ltd. (a)	200,000	488,456
Digital Garage, Inc. (a)	32,000	550,914
en-japan, Inc. (a)	19,000	339,688
EPS Holdings, Inc. (a)	45,000	523,764
F.C.C. Co. Ltd. (a)	28,000	502,416
Hikari Tsushin, Inc. (a)	6,500	605,021
Isuzu Motors Ltd. (a)	28,000	354,016
Kanagawa Chuo Kotsu Co. Ltd. (a)	70,000	436,090
Konishi Co. Ltd. (a)	35,000	376,163
Ryobi Ltd. (a)	100,000	391,406
Sawai Pharmaceutical Co. Ltd. (a)	6,000	321,598
Ship Healthcare Holdings, Inc. (a)	17,000	435,753
SoftBank Group Corp. (a)	7,500	496,263
Sumitomo Heavy Industries Ltd. (a)	90,000	577,855
Systena Corp. (a)	35,000	533,309
		7,809,506
Norway — 3.0%
Gjensidige Forsikring ASA (a)	30,000	475,576
Statoil ASA (a)	27,000	492,762
		968,338
Portugal — 1.7%
Jeronimo Martins SGPS S.A. (a)	35,000	542,771

Spain — 10.1%
Amadeus IT Group S.A. (a)	8,000	362,789
Distribuidora Internacional de Alimentacion S.A. (a)	70,000	343,278
Enagas S.A. (a)	20,000	506,803
Endesa S.A. (a)	30,000	634,364
Gas Natural SDG S.A. (a)	23,000	432,652
Grupo Catalana Occidente S.A. (a)	10,000	326,813
Miquel y Costas & Miquel S.A. (a)	6,000	156,176
Tecnicas Reunidas S.A. (a)	13,000	531,598
		3,294,473
Sweden — 3.2%
Concentric AB (a)	5,813	72,546

29

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 89.0% (continued)	Shares	Value
Sweden — 3.2% (continued)
Modern Times Group MTG AB - Class B (a)	18,000	$532,171
Nibe Industrier AB - Class B (a)	55,000	432,607
		1,037,324
Switzerland — 7.3%
Bucher Industries AG (a)	2,000	491,969
Kudelski S.A. (a) (b)	25,000	432,673
Sonova Holding AG (a)	3,500	423,447
Swiss Re AG (a)	5,500	520,351
Tamedia AG	3,440	526,975
		2,395,415
United Kingdom — 4.9%
Burberry Group plc (a)	28,000	515,975
GlaxoSmithKline plc (a)	26,000	499,387
J.D. Wetherspoon plc	50,000	547,148
Utilitywise plc	13,861	34,077
		1,596,587

Total Investments at Value — 89.0% (Cost $27,891,387)		$29,113,963

Other Assets in Excess of Liabilities — 11.0%		3,597,395

Net Assets — 100.0%		$32,711,358

ADR - American Depositary Receipt

(a)	Foreign fair value priced (Note 1). Foreign fair valued securities totaled $21,875,102 at December 31, 2016, representing 66.9% of net assets.

(b)	Non-income producing security.

See accompanying notes to financial statements.

30

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
December 31, 2016 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary — 22.8%
Auto Components	3.8%
Automobiles	1.1%
Hotels, Restaurants & Leisure	1.7%
Media	8.6%
Multiline Retail	1.5%
Specialty Retail	4.5%
Textiles, Apparel & Luxury Goods	1.6%
Consumer Staples — 4.5%
Food & Staples Retailing	4.5%
Energy — 3.1%
Energy Equipment & Services	1.6%
Oil, Gas & Consumable Fuels	1.5%
Financials — 12.0%
Banks	3.5%
Capital Markets	1.5%
Insurance	7.0%
Health Care — 8.3%
Health Care Equipment & Supplies	1.3%
Health Care Providers & Services	1.3%
Pharmaceuticals	5.7%
Industrials — 12.2%
Airlines	1.1%
Building Products	1.3%
Commercial Services & Supplies	1.4%
Construction & Engineering	1.5%
Machinery	4.7%
Professional Services	1.6%
Trading Companies & Distributors	0.6%
Information Technology — 16.3%
Communications Equipment	1.3%
Electronic Equipment, Instruments & Components	2.8%
IT Services	5.7%
Software	4.6%
Technology Hardware, Storage & Peripherals	1.9%
Materials — 2.1%
Chemicals	1.6%
Paper & Forest Products	0.5%

31

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry (continued)
December 31, 2016 (Unaudited)

Sector/Industry	% of Net Assets
Real Estate — 1.4%
Real Estate Management & Development	1.4%
Telecommunication Services — 1.5%
Wireless Telecommunication Services	1.5%
Utilities — 4.8%
Electric Utilities	1.9%
Gas Utilities	2.9%
89.0%

See accompanying notes to financial statements.

32

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2016 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Mini MSCI EAFE Index Future	03/17/2017	340	$28,471,600	$109,259

See accompanying notes to financial statements.

33

Hussman Strategic Value Fund Schedule of Investments
December 31, 2016 (Unaudited)

COMMON STOCKS — 97.4%	Shares	Value
Consumer Discretionary — 40.3%
Auto Components — 1.8%
Gentex Corp.	6,500	$127,985

Automobiles — 2.8%
Harley-Davidson, Inc.	1,800	105,012
Winnebago Industries, Inc.	3,000	94,950
		199,962
Hotels, Restaurants & Leisure — 1.7%
Brinker International, Inc.	2,500	123,825

Household Durables — 1.7%
Garmin Ltd.	2,550	123,650

Leisure Products — 1.7%
Mattel, Inc.	4,400	121,220

Media — 8.5%
John Wiley & Sons, Inc. - Class A	2,100	114,450
Regal Entertainment Group - Class A	4,800	98,880
Scripps Networks Interactive, Inc. - Class A	2,000	142,740
TEGNA, Inc.	6,500	139,035
Viacom, Inc. - Class B	3,300	115,830
		610,935
Multiline Retail — 6.4%
Dollar General Corp.	1,100	81,477
Dollar Tree, Inc. (a)	1,600	123,488
Kohl's Corp.	2,700	133,326
Nordstrom, Inc.	2,500	119,825
		458,116
Specialty Retail — 11.0%
Best Buy Co., Inc.	3,000	128,010
Chico's FAS, Inc.	7,000	100,730
Dick's Sporting Goods, Inc.	2,000	106,200
DSW, Inc. - Class A	5,100	115,515
Hibbett Sports, Inc. (a)	3,200	119,360
Murphy USA, Inc. (a)	2,000	122,940
Urban Outfitters, Inc. (a)	3,600	102,528
		795,283
Textiles, Apparel & Luxury Goods — 4.7%
Carter's, Inc	1,400	120,946

34

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 97.4% (continued)	Shares	Value
Consumer Discretionary — 40.3% (continued)
Textiles, Apparel & Luxury Goods — 4.7% (continued)
Coach, Inc.	3,400	$119,068
Wolverine World Wide, Inc.	4,500	98,775
		338,789
Consumer Staples — 7.6%
Beverages — 1.6%
Coca-Cola Co. (The)	2,800	116,088

Food & Staples Retailing — 3.7%
Wal-Mart Stores, Inc.	1,800	124,416
Whole Foods Market, Inc.	4,500	138,420
		262,836
Food Products — 1.0%
Mead Johnson Nutrition Company	1,000	70,760

Personal Products — 1.3%
Nu Skin Enterprises, Inc. - Class A	2,000	95,560

Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Chesapeake Energy Corp. (a)	13,000	91,260
Exxon Mobil Corp.	900	81,234
		172,494
Financials — 6.6%
Consumer Finance — 1.3%
American Express Co.	1,300	96,304

Insurance — 5.3%
Aflac, Inc.	1,650	114,840
Everest Re Group Ltd.	600	129,840
Progressive Corp. (The)	3,800	134,900
		379,580
Health Care — 6.9%
Biotechnology — 1.4%
Biogen, Inc. (a)	350	99,253

Health Care Equipment & Supplies — 3.4%
Baxter International, Inc.	2,300	101,982
ResMed, Inc.	2,300	142,715
		244,697

35

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 97.4% (continued)	Shares	Value
Health Care — 6.9% (continued)
Health Care Providers & Services — 1.4%
HealthSouth Corp.	2,400	$98,976

Pharmaceuticals — 0.7%
AstraZeneca plc - ADR	2,000	54,640

Industrials — 13.7%
Air Freight & Logistics — 2.8%
C.H. Robinson Worldwide, Inc.	1,500	109,890
Expeditors International of Washington, Inc.	1,800	95,328
		205,218
Machinery — 2.6%
Flowserve Corp.	2,000	96,100
Graco, Inc.	1,100	91,399
		187,499
Professional Services — 3.0%
Dun & Bradstreet Corp. (The)	800	97,056
Robert Half International, Inc.	2,500	121,950
		219,006
Road & Rail — 1.7%
Landstar System, Inc.	1,400	119,420

Trading Companies & Distributors — 3.6%
Fastenal Co.	2,900	136,242
MSC Industrial Direct Co., Inc. - Class A	1,300	120,107
		256,349
Information Technology — 18.0%
Communications Equipment — 1.9%
Cisco Systems, Inc.	4,400	132,968

Electronic Equipment, Instruments & Components — 3.4%
Corning, Inc.	6,000	145,620
ScanSource, Inc. (a)	2,400	96,840
		242,460
IT Services — 2.9%
Infosys Ltd. - ADR	5,000	74,150
International Business Machines Corp.	825	136,942
		211,092
Semiconductors & Semiconductor Equipment — 2.8%
Marvell Technology Group Ltd.	5,000	69,350

36

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

COMMON STOCKS — 97.4% (continued)	Shares	Value
Information Technology — 18.0% (continued)
Semiconductors & Semiconductor Equipment — 2.8% (continued)
QUALCOMM, Inc.	2,000	$130,400
		199,750
Software — 2.6%
CA, Inc.	4,000	127,080
Oracle Corp.	1,500	57,675
		184,755
Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	1,100	127,402
HP, Inc.	6,500	96,460
Seagate Technology plc	2,500	95,425
		319,287
Materials — 1.9%
Chemicals — 1.9%
BASF SE - ADR	1,450	134,226

Total Common Stocks (Cost $6,774,078)		$7,002,983

PUT OPTION CONTRACTS — 0.1%	Contracts	Value
S&P 500 Index Option, 03/17/2017 at $1,300	23	$598
S&P 500 Index Option, 03/17/2017 at $1,970	7	6,776
Total Put Option Contracts (Cost $12,044)		$7,374

Total Investments at Value — 97.5% (Cost $6,786,122)		$7,010,357

37

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2016 (Unaudited)

MONEY MARKET FUNDS — 34.3%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.30% (b)	735,256	$735,256
First American Treasury Obligations Fund - Class Y, 0.13% (b)	1,732,781	1,732,781
Total Money Market Funds (Cost $2,468,037)		$2,468,037

Total Investments and Money Market Funds at Value — 131.8%
(Cost $9,254,159)		$9,478,394

Written Call Option Contracts — (32.4%)		(2,332,194)

Other Assets in Excess of Liabilities — 0.6%		46,803

Net Assets — 100.0%		$7,193,003

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2016.

See accompanying notes to financial statements.

38

Hussman Strategic Value Fund Schedule of Open Written Option Contracts
December 31, 2016 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
03/17/2017 at $1,300	23	$2,142,151	$2,059,481
S&P 500 Index Option,
03/17/2017 at $1,970	7	190,043	170,595
Total Written Call Option Contracts		$2,332,194	$2,230,076

See accompanying notes to financial statements.

39

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2016 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$424,781,904	$372,053,831
At value (Note 1)	$463,661,670	$372,095,503
Investments in money market funds	232,628,682	31,109,333
Cash	25,500	—
Dividends and interest receivable	304,749	711,082
Receivable for investment securities sold	3,442,112	—
Receivable for capital shares sold	132,978	44,461
Other assets	81,847	71,382
Total Assets	700,277,538	404,031,761

LIABILITIES
Dividends payable	97,835	—
Written call options, at value (Notes 1 and 4) (premiums received $236,401,126)	240,718,000	—
Payable for investment securities purchased	6,849,252	—
Payable for capital shares redeemed	1,074,316	441,933
Accrued investment advisory fees (Note 3)	311,625	141,366
Payable to administrator (Note 3)	28,400	23,700
Other accrued expenses and liabilities	107,328	70,181
Total Liabilities	249,186,756	677,180
NET ASSETS	$451,090,782	$403,354,581

Net assets consist of:
Paid-in capital	$2,480,130,952	$486,097,431
Accumulated net investment income (loss)	132,580	(103,489)
Accumulated net realized losses from security transactions and option contracts	(2,063,735,642)	(82,681,033)
Net unrealized appreciation (depreciation) on:
Investment securities	36,932,540	41,672
Option contracts	(2,369,648)	—
NET ASSETS	$451,090,782	$403,354,581

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	62,460,357	33,802,933

Net asset value, offering price and redemption price per share (a) (Note 1)	$7.22	$11.93

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

40

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2016 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Value Fund
ASSETS
Investments in securities:
At acquisition cost	$27,891,387	$6,786,122
At value (Note 1)	$29,113,963	$7,010,357
Investments in money market funds	—	2,468,037
Cash	—	1,301
Dividends receivable	38,767	6,467
Reclaims receivable	149,923	—
Receivable for capital shares sold	5	16,438
Receivable from Adviser (Note 3)	—	37,918
Margin deposits for futures contracts (Notes 1 and 4)	4,088,410	—
Other assets	37,934	41,547
Total Assets	33,429,002	9,582,065

LIABILITIES
Dividends payable	—	16,542
Bank overdraft	555,025	—
Written call options, at value (Notes 1 and 4) (premiums received $2,230,076)	—	2,332,194
Payable for capital shares redeemed	4,462	1,096
Accrued investment advisory fees (Note 3)	6,796	—
Payable to administrator (Note 3)	2,000	2,000
Variation margin payable (Notes 1 and 4)	77,741	—
Other accrued expenses	71,620	37,230
Total Liabilities	717,644	2,389,062
NET ASSETS	$32,711,358	$7,193,003

Net assets consist of:
Paid-in capital	$46,579,394	$7,586,497
Accumulated net investment income (loss)	(109,787)	211
Accumulated net realized losses from security transactions and option and futures contracts	(15,070,677)	(515,822)
Net unrealized appreciation (depreciation) on:
Investment securities	1,222,576	228,905
Option contracts	—	(106,788)
Futures contracts	109,259	—
Translation of assets and liabilities in foreign currencies	(19,407)	—
NET ASSETS	$32,711,358	$7,193,003

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,702,887	828,859

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.83	$8.68

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

41

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$3,587,856	$133,177
Foreign withholding taxes on dividends	(1,350)	(9,489)
Interest	—	1,326,087
Total Income	3,586,506	1,449,775

EXPENSES
Investment advisory fees (Note 3)	2,427,032	1,086,973
Transfer agent, account maintenance and shareholder services fees (Note 3)	204,391	135,529
Administration fees (Note 3)	184,289	152,512
Professional fees	83,397	58,351
Custodian and bank service fees	54,381	26,814
Trustees’ fees and expenses (Note 3)	40,370	40,370
Fund accounting fees (Note 3)	40,929	36,845
Insurance expense	35,282	25,034
Postage and supplies	31,540	28,683
Printing of shareholder reports	30,660	19,213
Registration and filing fees	21,776	17,548
Compliance service fees (Note 3)	10,858	9,208
Other expenses	9,761	7,282
Total Expenses	3,174,666	1,644,362
Less fee reductions by the Adviser (Note 3)	(208,603)	(102,363)
Net Expenses	2,966,063	1,541,999

NET INVESTMENT INCOME (LOSS)	620,443	(92,224)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS
Net realized gains (losses) from:
Security transactions	53,157,827	360,548
Option contracts (Note 4)	(85,222,763)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(15,343,089)	(17,198,041)
Option contracts (Note 4)	(1,026,443)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(48,434,468)	(16,837,493)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,814,025)	$(16,929,717)

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2016 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Value Fund
INVESTMENT INCOME
Dividend income	$339,783	$87,184
Foreign withholding taxes on dividends	(43,605)	—
Total Income	296,178	87,184

EXPENSES
Investment advisory fees (Note 3)	172,350	32,182
Professional fees	62,875	63,559
Trustees' fees and expenses (Note 3)	40,370	40,370
Fund accounting fees (Note 3)	19,843	15,353
Custodian fees	25,781	4,561
Transfer agent, account maintenance and shareholder services fees (Note 3)	18,555	9,475
Registration and filing fees	13,810	13,474
Administration fees (Note 3)	12,699	12,000
Postage and supplies	13,438	6,655
Printing of shareholder reports	7,829	6,166
Pricing fees	10,951	1,266
Compliance service fees (Note 3)	2,835	2,362
Insurance expense	2,521	616
Other expenses	5,597	5,127
Total Expenses	409,454	213,166
Less fee reductions and expense reimbursements by the Adviser (Note 3)	(46,545)	(168,469)
Net Expenses	362,909	44,697

NET INVESTMENT INCOME (LOSS)	(66,731)	42,487

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS
Net realized gains (losses) from:
Security transactions	891,098	37,948
Option contracts (Note 4)	—	(388,055)
Futures contracts (Note 4)	(161,836)	—
Foreign currency transactions	(12,408)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(938,325)	473,095
Option contracts (Note 4)	—	(103,027)
Futures contracts (Note 4)	(1,154,332)	—
Foreign currency translation	(4,770)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	(1,380,573)	19,961

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,447,304)	$62,448

See accompanying notes to financial statements.

43

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
FROM OPERATIONS
Net investment income	$620,443	$2,206,982
Net realized gains (losses) from:
Security transactions	53,157,827	(2,111,360)
Option contracts	(85,222,763)	(26,072,655)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,343,089)	(16,122,924)
Option contracts	(1,026,443)	(18,570,521)
Net decrease in net assets resulting from operations	(47,814,025)	(60,670,478)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,248,630)	(3,386,901)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	20,452,875	158,308,547
Net asset value of shares issued in reinvestment of distributions to shareholders	1,151,586	3,100,300
Proceeds from redemption fees collected (Note 1)	16,404	213,465
Payments for shares redeemed	(101,970,707)	(273,965,571)
Net decrease in net assets from capital share transactions	(80,349,842)	(112,343,259)

TOTAL DECREASE IN NET ASSETS	(129,412,497)	(176,400,638)

NET ASSETS
Beginning of period	580,503,279	756,903,917
End of period	$451,090,782	$580,503,279

ACCUMULATED NET INVESTMENT INCOME	$132,580	$760,767

CAPITAL SHARE ACTIVITY
Shares sold	2,675,273	18,483,873
Shares reinvested	159,389	379,010
Shares redeemed	(13,539,129)	(32,699,235)
Net decrease in shares outstanding	(10,704,467)	(13,836,352)
Shares outstanding at beginning of period	73,164,824	87,001,176
Shares outstanding at end of period	62,460,357	73,164,824

See accompanying notes to financial statements.

44

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
FROM OPERATIONS
Net investment income (loss)	$(92,224)	$1,551,855
Net realized gains from security transactions	360,548	24,029,717
Net change in unrealized appreciation (depreciation) on investments	(17,198,041)	14,878,203
Net increase (decrease) in net assets resulting from operations	(16,929,717)	40,459,775

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(509,966)	(1,670,975)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	40,313,724	73,834,265
Net asset value of shares issued in reinvestment of distributions to shareholders	470,156	1,555,246
Proceeds from redemption fees collected (Note 1)	20,019	8,998
Payments for shares redeemed	(83,513,116)	(135,698,684)
Net decrease in net assets from capital share transactions	(42,709,217)	(60,300,175)

TOTAL DECREASE IN NET ASSETS	(60,148,900)	(21,511,375)

NET ASSETS
Beginning of period	463,503,481	485,014,856
End of period	$403,354,581	$463,503,481

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(103,489)	$498,701

CAPITAL SHARE ACTIVITY
Shares sold	3,310,029	6,333,875
Shares reinvested	38,162	136,920
Shares redeemed	(6,816,309)	(12,064,293)
Net decrease in shares outstanding	(3,468,118)	(5,593,498)
Shares outstanding at beginning of period	37,271,051	42,864,549
Shares outstanding at end of period	33,802,933	37,271,051

See accompanying notes to financial statements.

45

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
FROM OPERATIONS
Net investment loss	$(66,731)	$(20,157)
Net realized gains (losses) from:
Security transactions	891,098	656,763
Futures contracts	(161,836)	1,893,430
Foreign currency transactions	(12,408)	(179,777)
Net change in unrealized appreciation (depreciation) on:
Investments	(938,325)	(172,337)
Futures contracts	(1,154,332)	557,696
Foreign currency translation	(4,770)	31,157
Net increase (decrease) in net assets resulting from operations	(1,447,304)	2,766,775

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	445,681	1,455,493
Proceeds from redemption fees collected (Note 1)	43	1,662
Payments for shares redeemed	(3,932,260)	(8,904,199)
Net decrease in net assets from capital share transactions	(3,486,536)	(7,447,044)

TOTAL DECREASE IN NET ASSETS	(4,933,840)	(4,680,269)

NET ASSETS
Beginning of period	37,645,198	42,325,467
End of period	$32,711,358	$37,645,198

ACCUMULATED NET INVESTMENT LOSS	$(109,787)	$(30,648)

CAPITAL SHARE ACTIVITY
Shares sold	49,587	164,741
Shares redeemed	(441,915)	(1,008,059)
Net decrease in shares outstanding	(392,328)	(843,318)
Shares outstanding at beginning of period	4,095,215	4,938,533
Shares outstanding at end of period	3,702,887	4,095,215

See accompanying notes to financial statements.

46

Hussman Strategic Value Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
FROM OPERATIONS
Net investment income	$42,487	$135,346
Net realized gains (losses) from:
Security transactions	37,948	217,339
Option contracts	(388,055)	(194,613)
Net change in unrealized appreciation (depreciation) on:
Investments	473,095	(371,938)
Option contracts	(103,027)	(190,095)
Net increase (decrease) in net assets resulting from operations	62,448	(403,961)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(48,337)	(128,065)
From net realized gains	—	(75,053)
Decrease in net assets from distributions to shareholders	(48,337)	(203,118)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	343,000	866,308
Net asset value of shares issued in reinvestment of distributions to shareholders	47,924	195,450
Payments for shares redeemed	(220,924)	(2,315,266)
Net increase (decrease) in net assets from capital share transactions	170,000	(1,253,508)

TOTAL INCREASE (DECREASE) IN NET ASSETS	184,111	(1,860,587)

NET ASSETS
Beginning of period	7,008,892	8,869,479
End of period	$7,193,003	$7,008,892

ACCUMULATED NET INVESTMENT INCOME	$211	$6,061

CAPITAL SHARE ACTIVITY
Shares sold	38,198	97,090
Shares reinvested	5,500	22,246
Shares redeemed	(24,964)	(262,508)
Net increase (decrease) in shares outstanding	18,734	(143,172)
Shares outstanding at beginning of period	810,125	953,297
Shares outstanding at end of period	828,859	810,125

See accompanying notes to financial statements.

47

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012
Net asset value at beginning of period	$7.93		$8.70		$9.74		$10.49		$11.49		$12.28

Income (loss) from investment operations:
Net investment income	0.01		0.03		0.08		0.08		0.15		0.08
Net realized and unrealized losses on investments and option contracts	(0.70)		(0.75)		(1.05)		(0.72)		(1.00)		(0.81)
Total from investment operations	(0.69)		(0.72)		(0.97)		(0.64)		(0.85)		(0.73)

Less distributions:
Dividends from net investment income	(0.02)		(0.05)		(0.07)		(0.11)		(0.15)		(0.06)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value at end of period	$7.22		$7.93		$8.70		$9.74		$10.49		$11.49

Total return (b)	(8.70	%)(c)	(8.34%)		(9.99%)		(6.11%)		(7.41%)		(5.97%)

Net assets at end of period (000’s)	$451,091		$580,503		$756,904		$1,137,305		$2,038,923		$4,936,808

Ratio of net expenses to average net assets	1.11	%(d)(e)	1.09	%(e)	1.07	%(e)	1.07	%(e)	1.08	%(e)	1.05%

Ratio of net investment income to average net assets	0.23	%(d)	0.34%		0.79%		0.43%		1.08%		0.66%

Portfolio turnover rate	101	%(c)	161%		107%		141%		125%		0.72%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 1.19%(d), 1.15%, 1.12%, 1.12% and 1.09% for the periods ended December 31, 2016 and June 30, 2016, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

48

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012
Net asset value at beginning of period	$12.44		$11.32		$11.63		$11.09		$12.38		$12.19

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(a)	0.04		0.05		0.16		0.10		0.07
Net realized and unrealized gains (losses) on investments	(0.50)		1.13		(0.27)		0.52		(1.03)		0.43
Total from investment operations	(0.50)		1.17		(0.22)		0.68		(0.93)		0.50

Less distributions:
Dividends from net investment income	(0.01)		(0.05)		(0.09)		(0.14)		(0.09)		(0.07)
Distributions from net realized gains	—		—		—		—		(0.27)		(0.24)
Total distributions	(0.01)		(0.05)		(0.09)		(0.14)		(0.36)		(0.31)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value at end of period	$11.93		$12.44		$11.32		$11.63		$11.09		$12.38

Total return (b)	(3.99	%)(c)	10.33%		(1.86%)		6.19%		(7.71%)		4.14%

Net assets at end of period (000’s)	$403,355		$463,503		$485,015		$622,494		$1,199,224		$2,621,065

Ratio of net expenses to average net assets	0.71	%(d)(e)	0.69	%(e)	0.66	%(e)	0.63	%(e)	0.64	%(e)	0.63%

Ratio of net investment income (loss) to average net assets	(0.04	%)(d)	0.36%		0.38%		1.26%		0.62%		0.57%

Portfolio turnover rate	149	%(c)	129%		196%		216%		114%		0.78%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 0.76%(d), 0.75%, 0.73%, 0.72% and 0.65% for the periods ended December 31, 2016 and June 30, 2016, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

49

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net asset value at beginning of period	$9.19		$8.57		$9.90	$9.74	$9.68	$10.54

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.05)		0.17	0.05	0.07	0.00 (a)
Net realized and unrealized gains (losses) on investments and option and futures contracts	(0.34)		0.67		(1.41)	0.18	(0.01)	(0.65)
Total from investment operations	(0.36)		0.62		(1.24)	0.23	0.06	(0.65)

Less distributions:
Dividends from net investment income	—		—		(0.09)	(0.07)	—	(0.05)
Distributions from net realized gains	—		—		—	—	—	(0.16)
Total distributions	—		—		(0.09)	(0.07)	—	(0.21)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.83		$9.19		$8.57	$9.90	$9.74	$9.68

Total return (b)	(3.92	%)(c)	7.23%		(12.56%)	2.36%	0.62%	(6.14%)

Net assets at end of period (000's)	$32,711		$37,645		$42,325	$104,970	$88,300	$87,720

Ratio of net expenses to average net assets	2.00	%(d)(e)	2.00	%(e)	1.61%	1.48%	1.60%	1.93%

Ratio of net investment income (loss) to average net assets	(0.37	%)(d)	(0.05%)		0.98%	0.68%	0.69%	0.24%

Portfolio turnover rate	53	%(c)	107%		62%	59%	58%	51%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 2.26%(d) and 2.03% for the periods ended December 31, 2016 and June 30, 2016 (Note 3).

See accompanying notes to financial statements.

50

Hussman Strategic Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net asset value at beginning of period	$8.65		$9.30	$10.62	$10.43	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.05		0.15	0.17	0.13	0.03	0.04
Net realized and unrealized gains (losses) on investments and option contracts	0.04		(0.57)	(0.46)	0.18	0.51	(0.08)
Total from investment operations	0.09		(0.42)	(0.29)	0.31	0.54	(0.04)

Less distributions:
Dividends from net investment income	(0.06)		(0.15)	(0.18)	(0.12)	(0.03)	(0.04)
Distributions from net realized gains	—		(0.08)	(0.85)	—	—	—
Total distributions	(0.06)		(0.23)	(1.03)	(0.12)	(0.03)	(0.04)

Proceeds from redemption fees collected (Note 1)	—		—	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$8.68		$8.65	$9.30	$10.62	$10.43	$9.92

Total return (c)	1.04	%(d)	(4.60%)	(2.83%)	2.96%	5.42%	(0.41	%)(d)

Net assets at end of period (000's)	$7,193		$7,009	$8,869	$10,799	$32,534	$4,998

Ratio of net expenses to average net assets (e)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%	1.25	%(f)

Ratio of net investment income to average net assets	1.19	%(f)	1.70%	1.70%	0.86%	0.25%	1.01	%(f)

Portfolio turnover rate	70	%(d)	118%	106%	100%	57%	11	%(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)

Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 5.96%(f), 4.71%, 3.99%, 2.09%, 2.85% and 7.04%(f) for the periods ended December 31, 2016 and June 30, 2016, 2015, 2014, 2013 and 2012, respectively (Note 3).

(f)	Annualized.

See accompanying notes to financial statements.

51

Hussman Investment Trust Notes to Financial Statements
December 31, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund, formerly Hussman Strategic Dividend Value Fund, (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted and amended various rules on Investment Company Reporting Modernization, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, and also amends Regulation S-X which governs financial statement presentation, particularly the presentation of information relating

52

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

to derivative investments. Although management is still evaluating the impact of these new requirements, it believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Regulation S-X amendments by the August 1, 2017 compliance date.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of net asset values of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2016, all options held by Hussman Strategic Growth Fund and Hussman Strategic Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and

53

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

54

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of foreign portfolio securities when the value of such securities may be materially affected by events occurring before Hussman Strategic International Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted. However, the procedures may be utilized to a significant extent by Hussman Strategic International Fund. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

55

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2016 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$454,226,070	$—	$—	$454,226,070
Put Option Contracts	—	9,435,600	—	9,435,600
Money Market Funds	232,628,682	—	—	232,628,682
Total Investments in Securities and Money Market Funds	$686,854,752	$9,435,600	$—	$696,290,352

Other Financial Instruments:
Written Call Option Contracts	$—	$(240,718,000)	$—	$(240,718,000)
Total Other Financial Instruments	$—	$(240,718,000)	$—	$(240,718,000)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$26,205,701	$—	$—	$26,205,701
U.S. Treasury Obligations	—	328,980,775	—	328,980,775
Exchange-Traded Funds	16,909,027	—	—	16,909,027
Money Market Funds	31,109,333	—	—	31,109,333
Total Investments in Securities and Money Market Funds	$74,224,061	$328,980,775	$—	$403,204,836

56

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$7,238,861	$21,875,102	$—	$29,113,963
Total Investments in Securities and Money Market Funds	$7,238,861	$21,875,102	$—	$29,113,963

Other Financial Instruments:
Futures Contracts Sold Short	$109,259	$—	$—	$109,259
Total Other Financial Instruments	$109,259	$—	$—	$109,259

Hussman Strategic Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$7,002,983	$—	$—	$7,002,983
Put Option Contracts	—	7,374	—	7,374
Money Market Funds	2,468,037	—	—	2,468,037
Total Investments in Securities and Money Market Funds	$9,471,020	$7,374	$—	$9,478,394

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,332,194)	$—	$(2,332,194)
Total Other Financial Instruments	$—	$(2,332,194)	$—	$(2,332,194)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of December 31, 2016, the Funds did not have any transfers in or out of any Level.

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the

57

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected,

58

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2016 and June 30, 2016, proceeds from redemption fees, recorded in capital, totaled: $16,404 and $213,465, respectively,

59

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

for Hussman Strategic Growth Fund; $20,019 and $8,998, respectively, for Hussman Strategic Total Return Fund; $43 and $1,662, respectively, for Hussman Strategic International Fund; and $0 and $0, respectively, for Hussman Strategic Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended December 31, 2016 and June 30, 2016 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	12/31/16	$1,248,630	$—	$1,248,630
	6/30/16	$3,386,901	$—	$3,386,901
Hussman Strategic Total Return Fund	12/31/16	$509,966	$—	$509,966
	6/30/16	$1,670,975	$—	$1,670,975
Hussman Strategic Value Fund	12/31/16	$48,337	$—	$48,337
	6/30/16	$128,065	$75,053	$203,118

Hussman Strategic International Fund did not pay any distributions during the periods ended December 31, 2016 and June 30, 2016.

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit at December 31, 2016 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Net unrealized appreciation (depreciation)	$36,544,929	$(14,276,856)	$1,203,169	$228,905
Accumulated ordinary income (loss)	230,415	(103,489)	(109,787)	16,753
Capital loss carryforwards	(2,033,004,750)	(81,567,186)	(14,536,348)	(169,476)
Accumulated other gains (losses)	(32,712,929)	13,204,681	(425,070)	(453,134)
Other temporary differences	(97,835)	—	—	(16,542)
Accumulated deficit	$(2,029,040,170)	$(82,742,850)	$(13,868,036)	$(393,494)

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2016:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Cost of investments and money market funds	$659,745,423	$417,481,692	$27,891,387	$9,249,489
Gross unrealized appreciation	$53,589,983	$3,712,302	$2,482,826	$513,233
Gross unrealized depreciation	(17,045,054)	(17,989,158)	(1,260,250)	(284,328)
Net unrealized appreciation (depreciation)	$36,544,929	$(14,276,856)	$1,222,576	$228,905

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales and adjustments to basis on publicly traded partnerships.

As of June 30, 2016, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	669,962,059	62,908,305	14,536,348	169,476
No expiration – long-term	162,642,335	18,658,881	—	—
	$2,033,004,750	$81,567,186	$14,536,348	$169,476

These CLCFs may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Given the current net assets of Hussman Strategic Growth Fund, it is highly uncertain that the Fund will be able to fully utilize a significant portion of its CLCFs prior to their expiration. Such CLCFs cannot be utilized prior to the utilization of new CLCFs created after December 31, 2010, which have no expiration date.

62

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

For the six months ended December 31, 2016, Hussman Strategic International Fund reclassified $12,408 of net realized losses on foreign currency transactions against accumulated net investment loss on the Statements of Assets and Liabilities. This reclassification is the result of permanent differences between the financial statement and income tax reporting requirements. It had no effect on the Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (tax years ended June 30, 2013 through June 30, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2016, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $539,123,784 and $709,621,265, respectively, for Hussman Strategic Growth Fund; $109,173,398 and $118,835,903, respectively, for Hussman Strategic Total Return Fund; $15,966,997 and $18,170,881, respectively, for Hussman Strategic International Fund; and $4,776,102 and $5,231,574, respectively, for Hussman Strategic Value Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets

63

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund do not exceed annually an amount equal to 1.13%, 0.73%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets. These Expense Limitation Agreements remain in effect until at least November 1, 2017. Prior to November 1, 2016, the expense limit was 1.10% of average daily net assets with respect to Hussman Strategic Growth Fund and the expense limit was 0.70% of average daily net assets with respect to Hussman Strategic Total Return Fund. During the six months ended December 31, 2016, the Adviser reduced its advisory fees and/or reimbursed expenses in the amount of $208,603, $102,363, $46,545 and $168,469 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s, Hussman Strategic International Fund’s or Hussman Strategic Value Fund’s annual ordinary operating expenses exceeding an amount equal to 1.07%, 0.63%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject of the repayment were reduced or incurred (as applicable) within three years of such repayment. As of December 31, 2016, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund is $1,124,001, $1,035,827, $59,998 and $824,599, respectively. The portion of these amounts that the Adviser may recover expire as of the following dates:

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

	June 30, 2017	June 30, 2018	June 30, 2019	December 31, 2019
Hussman Strategic Growth Fund	$130,387	$423,991	$361,020	$208,603
Hussman Strategic Total Return Fund	$286,074	$381,335	$266,055	$102,363
Hussman Strategic International Fund	$—	$—	$13,453	$46,545
Hussman Strategic Value Fund	$120,674	$261,151	$274,305	$168,469

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay certain out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the six months ended December 31, 2016, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund paid $138,309, $96,844, $9,555 and $475, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

4. DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund and Hussman Strategic Value Fund during the six months ended December 31, 2016 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	3,250	$286,149,139
Options written	5,500	551,068,012
Options cancelled in a closing purchase transaction	(6,450)	(600,816,025)
Options outstanding at end of period	2,300	$236,401,126

Hussman Strategic Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	32	$2,072,882
Options written	60	4,397,341
Options cancelled in a closing purchase transaction	(62)	(4,240,147)
Options outstanding at end of period	30	$2,230,076

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding December 31, 2016
Index put options purchased	Investments in securities at value	$9,435,600	$—	$453,008,800
Index call options written	Written call options, at value	—	(240,718,000)	(453,008,800)

66

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Hussman Strategic International Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding December 31, 2016
Futures contracts sold short	Variation margin payable	$—	$(77,741)	(28,485,200)

Hussman Strategic Value Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding December 31, 2016
Index put options purchased	Investments in securities at value	$7,374	$—	$6,716,490
Index call options written	Written call options, at value	—	(2,332,194)	(6,716,490)

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund during the six months ended December 31, 2016 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(35,303,162)	Net change in unrealized appreciation (depreciation) on option contracts	$6,734,469
Index call options purchased	Net realized gains (losses) from option contracts	(80,769)	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(49,838,832)	Net change in unrealized appreciation (depreciation) on option contracts	(7,760,912)

67

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Futures contracts sold short	Net realized gains (losses) from futures contracts	$(161,836)	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,154,332)

Hussman Strategic Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(35,427)	Net change in unrealized appreciation (depreciation) on option contracts	$(1,677)
Index call options written	Net realized gains (losses) from option contracts	(352,628)	Net change in unrealized appreciation (depreciation) on option contracts	(101,350)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2016.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

68

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

The offsetting of financial liabilities and derivative liabilities as of December 31, 2016 is as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$240,718,000	$—	$240,718,000	$—	$240,718,000
Total subject to a master netting or similar arrangement	$240,718,000	$—	$240,718,000	$—	$240,718,000

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$77,741	$—	$77,741	$—	$77,741
Total subject to a master netting or similar arrangement	$77,741	$—	$77,741	$—	$77,741

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Hussman Strategic Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$2,332,194	$—	$2,332,194	$—	$2,332,194
Total subject to a master netting or similar arrangement	$2,332,194	$—	$2,332,194	$—	$2,332,194

5. CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds. As of December 31, 2016, Hussman Strategic Growth Fund and Hussman Strategic Value Fund had 51.6% and 34.3%, respectively, of the value of their net assets invested in shares of money market funds registered under the Investment Company Act of 1940, including 36.0% and 24.1%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Funds incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected. As of December 31, 2016, Hussman Strategic Growth Fund had 36.5% of the value of its net assets invested in stocks within the Information Technology sector and Hussman Dividend Value Fund had 40.3% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. The value of foreign securities may be affected

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

As of December 31, 2016, investments by Hussman Strategic International Fund in issuers in the United Kingdom represented 4.9% of the value of the Fund’s net assets and investments by the Fund in issuers in countries within the European Union (the “EU”) (including the United Kingdom) represented 35.4% of the value of the Fund’s net assets. Voters in the United Kingdom, in a referendum conducted on June 23, 2016, opted to leave the EU. If, as expected, the United Kingdom triggers the withdrawal procedures of Article 50 of the Treaty of Lisbon, there will be a period of two years (or longer) during which the terms of the United Kingdom’s exit from the EU will be negotiated. As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries, the European Economic Area and globally. The longer term impact on securities markets of the United Kingdom’s exit from the EU is not clear. However, the impact could be significant, and the value and liquidity of the Fund’s investments in issuers based in the United Kingdom, the EU and elsewhere could be negatively affected. In addition, if one or more other EU countries abandon the euro (the common currency of the EU) or seek to withdraw from the EU, the value of the Fund’s investments linked to the euro and the value of its investments in issuers with significant operations in those countries could be adversely impacted.

As of December 31, 2016, Hussman Strategic International Fund had 26.8% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

hedge against either specific transactions or portfolio positions generally. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of December 31, 2016, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended December 31, 2016, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Value Fund currently has a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors’ Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions brought by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and unanimously affirmed the lower court on March 29, 2016. The individual creditors filed a petition for rehearing or rehearing en banc in the Second Circuit on April 12, 2016. The Second Circuit denied that petition on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016.

74

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2016 (Unaudited)

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named the Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 2, 2014, and the District Court issued an opinion and order granting the shareholder defendants’ motion to dismiss on January 6, 2017. The Litigation Trustee intends to seek leave to pursue an interlocutory appeal of the District Court’s decision.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect Hussman Strategic Growth Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by Hussman Strategic Growth Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of December 31, 2016, approximately 6.5% of the Fund’s net assets), plus interest.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

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Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2016 – December 31, 2016).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2016, annualized, after fee reductions. Actual expenses of the Funds

76

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)(continued)

in future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 913.00	1.11%	$ 5.34
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.56	1.11%	$ 5.63
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 960.10	0.71%	$ 3.50
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.57	0.71%	$ 3.61
Hussman Strategic International Fund
Based on Actual Fund Return	$ 1,000.00	$ 960.80	2.00%	$ 9.86
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,015.08	2.00%	$ 10.13
Hussman Strategic Value Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,014.40	1.25%	$ 6.32
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.85	1.25%	$ 6.34

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

77

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	February 24, 2017

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	February 24, 2017

*	Print the name and title of each signing officer under his or her signature.